SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) February 27, 2002



                               Cross Country, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                             0-33169                          13-4066229
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
incorporation)                                                              No.)







       6551 Park of Commerce Blvd., N.W., Suite 200, Boca Raton, FL 33487
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               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-2232
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.        Other Events.

               Incorporated by reference is a press release issued by the Company on February 27, 2002, which is attached hereto as Exhibit 1.1.



ITEM 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

(c) Exhibits.

Exhibit        Description
------         -----------

1.1            Press release issued by the Company on February 27, 2002



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CROSS COUNTRY, INC.




                                        BY:  /s/ Emil Hensel
                                           ------------------------
                                            Name: Emil Hensel
                                            Title:  Chief Financial Officer



Date:  March 1, 2002

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


Exhibit 1.1

Cross Country, Inc. Files Registration Statement for Secondary Offering



BOCA RATON, FL. Feb. 27, 2002 - Cross Country, Inc. (Nasdaq: CCRN) announced today that it filed a registration statement with the Securities and Exchange Commission for an offering of 9,000,000 shares of common stock. All of the shares are being offered by Charterhouse Equity Partners III, L.P., Morgan Stanley Private Equity and related entities, DB Capital Investors, L.P., The Northwestern Mutual Life Insurance Company and Bruce Cerullo, pro rata in accordance with their respective ownership of common stock. The selling +shareholders will also grant to the underwriters an option to purchase an additional 1,350,000 shares of common stock to cover over-allotments.

Merrill Lynch & Co. is the book runner for the offering. Salomon Smith Barney is the co-lead manager. Banc of America Securities LLC, CIBC World Markets Corp and Robinson-Humphrey are serving as co-managers. When available, copies of the preliminary prospectus relating to the offering may be obtained from the offices of Merrill Lynch & Co., 4 World Financial Center, New York, NY 10080.

Cross Country, Inc. is a leading provider of healthcare staffing services in the United States. The company has an active client base of over 3,000 hospitals, pharmaceutical companies and other healthcare providers across all 50 states.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


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